UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	March 31, 2014

Item 1. Schedule of Investments:

Putnam VT Absolute Return 500 Fund

The fund's portfolio
3/31/14 (Unaudited)

COMMON STOCKS (27.4%)(a)
		Shares	Value

Basic materials (0.9%)

Albemarle Corp.		460	$30,553

International Flavors & Fragrances, Inc.		464	44,391

PPG Industries, Inc.		407	78,738

Sigma-Aldrich Corp.		682	63,685

			217,367
Capital goods (0.9%)

Boeing Co. (The)		279	35,012

General Dynamics Corp.		624	67,966

MRC Global, Inc.(NON)		348	9,382

Roper Industries, Inc.		232	30,974

Stericycle, Inc.(NON)		213	24,201

Waste Management, Inc.		1,008	42,407

			209,942
Communication services (0.6%)

SBA Communications Corp. Class A(NON)		226	20,557

Verizon Communications, Inc.		2,360	112,265

			132,822
Conglomerates (1.1%)

3M Co.		143	19,398

Danaher Corp.		1,081	81,075

General Electric Co.		1,157	29,955

Marubeni Corp. (Japan)		6,000	40,222

Mitsubishi Corp. (Japan)		2,500	46,361

Mitsui & Co., Ltd. (Japan)		3,100	43,749

			260,760
Consumer cyclicals (4.5%)

Aaron's, Inc.		297	8,981

Advance Auto Parts, Inc.		151	19,102

Automatic Data Processing, Inc.		1,073	82,900

AutoZone, Inc.(NON)		60	32,226

Bed Bath & Beyond, Inc.(NON)		378	26,006

Cintas Corp.		301	17,943

Dillards, Inc. Class A		94	8,686

Dollar Tree, Inc.(NON)		409	21,342

Equinix, Inc.		319	21,702

FactSet Research Systems, Inc.		252	27,168

Gartner, Inc.(NON)		466	32,359

Home Depot, Inc. (The)		1,308	103,501

Kimberly-Clark Corp.		876	96,579

Lowe's Cos., Inc.		527	25,770

Madison Square Garden Co. (The) Class A(NON)		186	10,561

MasterCard, Inc. Class A		1,432	106,970

MSC Industrial Direct Co., Inc. Class A		162	14,016

Omnicom Group, Inc.		444	32,234

PetSmart, Inc.		218	15,018

priceline.com, Inc.(NON)		71	84,623

Scotts Miracle-Gro Co. (The) Class A		247	15,136

Scripps Networks Interactive Class A		171	12,981

Target Corp.		993	60,086

Thomson Reuters Corp. (Canada)		678	23,188

TJX Cos., Inc. (The)		255	15,466

Verisk Analytics, Inc. Class A(NON)		381	22,845

VF Corp.		791	48,947

Viacom, Inc. Class B		902	76,661

			1,062,997
Consumer staples (3.2%)

Altria Group, Inc.		3,118	116,707

Dr. Pepper Snapple Group, Inc.		1,081	58,871

General Mills, Inc.		631	32,698

Hershey Co. (The)		644	67,234

ITOCHU Corp. (Japan)		4,300	50,160

Lorillard, Inc.		1,399	75,658

McDonald's Corp.		1,012	99,206

PepsiCo, Inc.		1,358	113,392

Procter & Gamble Co. (The)		170	13,702

Starbucks Corp.		1,089	79,911

Sumitomo Corp. (Japan)		3,600	45,752

			753,291
Energy (2.4%)

Chevron Corp.		1,169	139,006

ConocoPhillips		831	58,461

Dril-Quip, Inc.(NON)		84	9,416

EQT Corp.		161	15,612

Exxon Mobil Corp.		2,148	209,816

Occidental Petroleum Corp.		558	53,172

Phillips 66		464	35,756

Spectra Energy Corp.		589	21,758

Williams Cos., Inc. (The)		589	23,902

			566,899
Financials (4.5%)

ACE, Ltd.		588	58,247

Alleghany Corp.(NON)		66	26,887

Allied World Assurance Co. Holdings AG		285	29,409

Aon PLC		695	58,575

Arch Capital Group, Ltd.(NON)		483	27,792

Aspen Insurance Holdings, Ltd.		366	14,530

Axis Capital Holdings, Ltd.		479	21,962

BankUnited, Inc.		829	28,824

Berkshire Hathaway, Inc. Class B(NON)		737	92,103

Broadridge Financial Solutions, Inc.		742	27,558

Chubb Corp. (The)		909	81,174

Everest Re Group, Ltd.		186	28,467

JPMorgan Chase & Co.		1,273	77,284

M&T Bank Corp.		527	63,925

PartnerRe, Ltd.		222	22,977

ProAssurance Corp.		592	26,362

Public Storage(R)		513	86,435

RenaissanceRe Holdings, Ltd.		339	33,086

Signature Bank(NON)		327	41,068

Simon Property Group, Inc.(R)		406	66,584

Travelers Cos., Inc. (The)		1,037	88,249

Validus Holdings, Ltd.		803	30,281

W.R. Berkley Corp.		768	31,964

Wells Fargo & Co.		209	10,396

			1,074,139
Health care (3.5%)

AbbVie, Inc.		519	26,677

C.R. Bard, Inc.		170	25,157

Cardinal Health, Inc.		521	36,460

Eli Lilly & Co.		1,183	69,631

Forest Laboratories, Inc.(NON)		489	45,120

Henry Schein, Inc.(NON)		198	23,635

Johnson & Johnson		1,694	166,402

Laboratory Corp. of America Holdings(NON)		216	21,213

McKesson Corp.		293	51,735

Mednax, Inc.(NON)		331	20,515

Merck & Co., Inc.		2,466	139,995

Patterson Cos., Inc.		397	16,579

Perrigo Co. PLC		171	26,447

Pfizer, Inc.		4,519	145,150

Stryker Corp.		263	21,427

			836,143
Technology (3.8%)

Accenture PLC Class A		380	30,294

Amdocs, Ltd.		778	36,146

Apple, Inc.		329	176,587

DST Systems, Inc.		285	27,015

Google, Inc. Class A(NON)		161	179,436

Intuit, Inc.		771	59,930

L-3 Communications Holdings, Inc.		227	26,820

Maxim Integrated Products, Inc.		1,220	40,406

MICROS Systems, Inc.(NON)		513	27,153

Microsoft Corp.		3,690	151,253

Oracle Corp.		1,668	68,238

Synopsys, Inc.(NON)		791	30,382

VeriSign, Inc.(NON)		601	32,400

			886,060
Transportation (1.1%)

Alaska Air Group, Inc.		215	20,062

Copa Holdings SA Class A (Panama)		102	14,809

Southwest Airlines Co.		1,689	39,877

Union Pacific Corp.		559	104,902

United Parcel Service, Inc. Class B		889	86,571

			266,221
Utilities and power (0.9%)

CMS Energy Corp.		541	15,840

ITC Holdings Corp.		312	11,653

Kinder Morgan, Inc.		598	19,429

PG&E Corp.		901	38,923

PPL Corp.		1,288	42,684

Southern Co. (The)		1,750	76,895

			205,424

Total common stocks (cost $5,630,560)			$6,472,065

MORTGAGE-BACKED SECURITIES (11.2%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (5.3%)

Federal Home Loan Mortgage Corp.
IFB Ser. 4240, Class SA, IO, 5.845s, 2043		$100,135	$22,949
IFB Ser. 4245, Class AS, IO, 5.845s, 2043		211,992	47,432
IFB Ser. 271, Class S5, IO, 5.845s, 2042		215,319	46,972
IFB Ser. 317, Class S3, IO, 5.825s, 2043		106,992	24,167
IFB Ser. 311, Class S1, IO, 5.795s, 2043		217,265	47,799
IFB Ser. 308, Class S1, IO, 5.795s, 2043		116,667	28,317
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044		101,000	23,544
IFB Ser. 14-325, Class S1, IO, 5.79s, 2044		102,000	22,211
IFB Ser. 314, Class AS, IO, 5.735s, 2043		119,992	26,092
Ser. 4193, Class PI, IO, 4s, 2043		95,720	17,110
Ser. 304, Class C53, IO, 4s, 2032		149,286	22,248
Ser. 13-303, Class C19, IO, 3 1/2s, 2043		93,885	21,962
Ser. 4134, Class PI, IO, 3s, 2042		341,081	52,779
Ser. 13-4206, Class IP, IO, 3s, 2041		144,883	20,346
Ser. 304, Class C45, IO, 3s, 2027		112,903	13,924
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028		214,135	24,621

Federal National Mortgage Association
IFB Ser. 13-9, Class LS, 5.996s, 2043		99,282	22,967
IFB Ser. 13-128, Class SA, IO, 5.846s, 2043		161,813	35,738
Ser. 13-101, Class SE, IO, 5.746s, 2043		109,389	27,134
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043		107,934	24,134
Ser. 12-75, Class AI, IO, 4 1/2s, 2027		63,037	7,291
Ser. 418, Class C24, IO, 4s, 2043		156,718	37,282
Ser. 418, Class C15, IO, 3 1/2s, 2043		134,365	31,082
Ser. 13-31, Class NI, IO, 3s, 2041		129,251	14,452
Ser. 13-55, Class MI, IO, 3s, 2032		109,955	14,915

Government National Mortgage Association
IFB Ser. 10-50, Class LS, IO, 6.343s, 2040		145,049	27,196
IFB Ser. 12-149, Class LS, IO, 6.093s, 2042		76,808	12,452
IFB Ser. 13-124, Class SC, IO, 6.043s, 2041		146,336	23,962
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043		87,462	14,808
IFB Ser. 13-152, Class SG, IO, 5.993s, 2043		131,915	22,061
IFB Ser. 13-129, Class CS, IO, 5.993s, 2042		197,121	33,688
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040		235,392	42,688
IFB Ser. 11-146, Class AS, IO, 5.945s, 2041		134,547	27,078
Ser. 13-149, Class MS, IO, 5.943s, 2039		104,635	16,676
IFB Ser. 14-32, Class CS, IO, 5.943s, 2044		101,602	21,336
IFB Ser. 13-134, Class DS, IO, 5.943s, 2043		108,054	18,331
IFB Ser. 12-34, Class SA, IO, 5.893s, 2042		133,717	27,857
Ser. 14-25, Class QI, IO, 5s, 2044		105,825	24,691
Ser. 11-116, Class IB, IO, 5s, 2040		98,739	9,317
Ser. 10-20, Class UI, IO, 5s, 2040		127,529	25,719
Ser. 10-9, Class UI, IO, 5s, 2040		229,780	49,488
Ser. 09-121, Class UI, IO, 5s, 2039		136,669	32,075
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		51,788	10,685
Ser. 10-9, Class QI, IO, 4 1/2s, 2040		121,245	25,609
Ser. 13-24, Class PI, IO, 4s, 2042		98,898	18,514
Ser. 12-41, Class IP, IO, 4s, 2041		124,965	23,744
Ser. 13-102, Class IP, IO, 3 1/2s, 2043		100,888	15,133
Ser. 13-100, Class MI, IO, 3 1/2s, 2043		94,928	13,670
Ser. 12-141, Class WI, IO, 3 1/2s, 2041		90,237	14,184
Ser. 12-71, Class JI, IO, 3 1/2s, 2041		98,946	13,349
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		113,078	16,549

			1,258,328
Commercial mortgage-backed securities (4.0%)

Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.695s, 2046		15,000	15,568

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-PW16, Class AJ, 5.716s, 2040		25,000	25,156

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class C, 5.44s, 2039		25,000	24,438

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.783s, 2049		20,000	20,713
FRB Ser. 06-C4, Class B, 5.783s, 2049		25,000	24,088

Commercial Mortgage Trust 144A FRB Ser. 12-LC4, Class D, 5.648s, 2044		20,000	20,218

GE Capital Commercial Mortgage Corp.
FRB Ser. 06-C1, Class AJ, 5.278s, 2044		50,000	49,421
FRB Ser. 05-C1, Class D, 4.949s, 2048		25,000	24,413

GMAC Commercial Mortgage Securities, Inc. Trust 144A Ser. 04-C3, Class X1, IO, 0.673s, 2041		402,585	2,619

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042		25,000	23,793
FRB Ser. 05-GG3, Class D, 4.986s, 2042		50,000	50,383
FRB Ser. 05-GG3, Class B, 4.894s, 2042		50,000	51,250

GS Mortgage Securities Trust FRB Ser. 04-GG2, Class D, 5.889s, 2038		20,000	20,225

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class D, 4.087s, 2045		15,000	13,099

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051(F)		30,000	30,523
FRB Ser. 06-LDP7, Class B, 5.845s, 2045		20,000	17,796
FRB Ser. 04-CB9, Class B, 5.71s, 2041		20,000	20,296
Ser. 06-LDP6, Class AJ, 5.565s, 2043		29,000	29,664
Ser. 06-LDP8, Class B, 5.52s, 2045		30,000	29,961
FRB Ser. 05-LDP2, Class D, 4.941s, 2042		20,000	20,066
FRB Ser. 13-LC11, Class D, 4.242s, 2046		53,000	46,669
FRB Ser. 13-C10, Class D, 4.16s, 2047		20,000	17,625

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.201s, 2051		20,000	18,702
FRB Ser. 13-C13, Class D, 4.056s, 2046		17,000	14,710
FRB Ser. 13-C13, Class E, 3.986s, 2046		12,000	9,212

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039		20,000	20,252
Ser. 07-C1, Class AJ, 5.484s, 2040		18,000	18,473
FRB Ser. 05-C2, Class C, 5.164s, 2040		25,000	25,173

Merrill Lynch Mortgage Trust
FRB Ser. 05-LC1, Class D, 5.422s, 2044		25,000	25,719
FRB Ser. 05-CIP1, Class C, 5.204s, 2038		25,000	23,063
Ser. 04-KEY2, Class D, 5.046s, 2039		25,000	25,100

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147s, 2049		25,000	24,108
Ser. 06-4, Class XC, IO, 0.204s, 2049		1,096,508	13,158

Morgan Stanley Bank of America Merrill Lynch Trust 144A Ser. 13-C8, Class D, 4.172s, 2048		20,000	17,502

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3, Class D, 4.959s, 2049		10,000	9,044

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045		25,000	25,143
FRB Ser. 06-C23, Class C, 5.483s, 2045		20,000	20,550

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C17, Class D, 5.127s, 2046(F)		15,000	14,047
FRB Ser. 13-C15, Class D, 4.486s, 2046(F)		27,000	24,181
FRB Ser. 12-C10, Class D, 4.46s, 2045		15,000	13,631
FRB Ser. 13-C12, Class D, 4.357s, 2048		25,000	22,457

			942,209
Residential mortgage-backed securities (non-agency) (1.9%)

Countrywide Alternative Loan Trust
Ser. 05-46CB, Class A7, 5 1/2s, 2035		42,480	39,362
Ser. 05-21CB, Class A3, 5 1/4s, 2035		37,244	33,938
FRB Ser. 05-59, Class 1A1, 0.487s, 2035		21,182	16,840
FRB Ser. 05-51, Class 1A1, 0.477s, 2035		47,306	40,328

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A, 0.466s, 2035		51,393	44,358

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2, Class A1, 0.334s, 2037		43,503	38,935

RBSSP Resecuritization Trust 144A FRB Ser. 09-5, Class 11A3, 6 1/2s, 2037		50,388	39,882

Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1, 0.929s, 2046		61,324	39,707

WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR15, Class A1B2, 0.564s, 2045		37,663	32,863
FRB Ser. 05-AR11, Class A1B3, 0.554s, 2045		44,887	39,276
FRB Ser. 05-AR9, Class A1B, 0.534s, 2045		49,104	44,700

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR6, Class 7A2, 4.996s, 2036		36,022	35,371

			445,560

Total mortgage-backed securities (cost $2,562,062)			$2,646,097

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.3%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.3%)

Federal National Mortgage Association Pass-Through Certificates 3 1/2s, TBA, April 1, 2044		$1,000,000	$1,006,016

			1,006,016

Total U.S. government and agency mortgage obligations (cost $1,008,281)			$1,006,016

COMMODITY LINKED NOTES (2.8%)(a)(CLN)
		Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the S&P GSCI Light-Energy Index Excess Return multiplied by 3) (Jersey)		$268,000	$220,958

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2014 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		305,000	293,680

Deutsche Bank AG/London 144A notes, 1-month USD LIBOR less 0.16%, 2015 (Indexed to the DB Commodity Backwardation Alpha 22 Total Return Index multiplied by 3) (United Kingdom)		79,000	78,518

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2015 (Indexed to the UBSIF3AT Index multiplied by 3) (Jersey)		75,000	74,804

Total commodity Linked Notes (cost $727,000)			$667,960

INVESTMENT COMPANIES (1.3%)(a)
		Shares	Value

SPDR S&P 500 ETF Trust		1,699	$317,781

Total investment companies (cost $311,674)			$317,781

PURCHASED OPTIONS OUTSTANDING (0.5%)(a)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-14/$155.00	$5,839	$11,795

SPDR S&P 500 ETF Trust (Put)	Mar-15/164.00	5,878	30,571

SPDR S&P 500 ETF Trust (Put)	Feb-15/163.00	5,743	25,011

SPDR S&P 500 ETF Trust (Put)	Jan-15/162.00	5,595	20,741

SPDR S&P 500 ETF Trust (Put)	Dec-14/158.00	6,213	17,141

SPDR S&P 500 ETF Trust (Put)	Oct-14/152.00	5,649	7,737

Total purchased options outstanding (cost $183,861)			$112,996

SHORT-TERM INVESTMENTS (57.2%)(a)
		Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07%(AFF)		3,521,533	$3,521,533

Federal Home Loan Bank discount commercial paper with an effective yield of 0.11%, August 25, 2014		740,000	739,850

Federal Home Loan Bank discount commercial paper with an effective yield of 0.10%, April 2, 2014		500,000	499,999

Federal Home Loan Bank discount commercial paper with an effective yield of 0.10%, April 4, 2014		500,000	499,996

Federal Home Loan Mortgage Corp. discount commercial paper with an effective yield of 0.13%, December 15, 2014		1,000,000	999,427

Federal Home Loan Mortgage Corp. discount commercial paper with an effective yield of 0.10%, April 21, 2014		1,000,000	999,944

Federal National Mortgage Association discount commercial paper with an effective yield of 0.11%, November 17, 2014		1,000,000	999,553

Federal National Mortgage Association discount commercial paper with an effective yield of 0.12%, May 1, 2014		1,000,000	999,900

U.S. Treasury Bills with an effective yield of 0.10%, May 29, 2014(SEG)(SEGCCS)		1,500,000	1,499,760

U.S. Treasury Bills with an effective yield of 0.10%, August 21, 2014(SEG)(SEGCCS)		750,000	749,830

U.S. Treasury Bills with an effective yield of 0.13%, November 13, 2014(SEGCCS)		1,000,000	999,576

U.S. Treasury Bills with an effective yield of 0.12%, December 11, 2014(SEG)(SEGCCS)		$1,000,000	999,453

Total short-term investments (cost $13,507,126)			$13,508,821

TOTAL INVESTMENTS

Total investments (cost $23,930,564)(b)			$24,731,736

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $4,570,891) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$23,718	$22,784	$934
	Australian Dollar	Sell	4/16/14	$23,256	$23,211	$(45)
	Canadian Dollar	Sell	4/16/14	15,825	15,754	(71)
	Chilean Peso	Buy	4/16/14	281	305	(24)
	Colombian Peso	Buy	4/16/14	23,928	23,599	329
	Euro	Buy	6/18/14	9,505	9,497	8
	Euro	Sell	6/18/14	9,505	9,479	(26)
Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	28,722	27,648	1,074
	Australian Dollar	Sell	4/16/14	28,722	27,022	(1,700)
	British Pound	Buy	6/18/14	59,650	59,782	(132)
	British Pound	Sell	6/18/14	59,650	59,842	192
	Canadian Dollar	Buy	4/16/14	44,580	45,120	(540)
	Canadian Dollar	Sell	4/16/14	44,580	45,874	1,294
	Euro	Buy	6/18/14	69,839	69,662	177
	Euro	Sell	6/18/14	69,839	69,961	122
	Japanese Yen	Sell	5/21/14	37,185	37,962	777
	Mexican Peso	Buy	4/16/14	17,368	17,128	240
	Mexican Peso	Buy	7/17/14	18,066	18,023	43
	New Zealand Dollar	Buy	4/16/14	47,417	46,937	480
	Norwegian Krone	Sell	6/18/14	23,278	23,838	560
	Singapore Dollar	Sell	5/21/14	8,745	8,626	(119)
	South African Rand	Sell	4/16/14	13,923	13,449	(474)
	Swedish Krona	Buy	6/18/14	46,140	46,700	(560)
	Swedish Krona	Sell	6/18/14	46,480	46,581	101
	Swiss Franc	Buy	6/18/14	23,543	23,482	61
	Swiss Franc	Sell	6/18/14	23,543	23,443	(100)
Citibank, N.A.
	Australian Dollar	Buy	4/16/14	23,997	23,059	938
	Australian Dollar	Sell	4/16/14	23,997	23,609	(388)
	Brazilian Real	Buy	4/2/14	14,235	13,206	1,029
	Brazilian Real	Sell	4/2/14	14,235	13,311	(924)
	Canadian Dollar	Buy	4/16/14	23,872	23,610	262
	Canadian Dollar	Sell	4/16/14	23,872	23,771	(101)
	Chilean Peso	Sell	4/16/14	12,768	12,400	(368)
	Euro	Buy	6/18/14	17,495	17,483	12
	Japanese Yen	Sell	5/21/14	27,575	27,626	51
	New Zealand Dollar	Buy	4/16/14	47,417	47,021	396
	Norwegian Krone	Sell	6/18/14	20,564	20,641	77
	Swiss Franc	Sell	6/18/14	66,666	66,383	(283)
Credit Suisse International
	Australian Dollar	Buy	4/16/14	23,070	22,245	825
	Australian Dollar	Sell	4/16/14	23,070	21,730	(1,340)
	British Pound	Buy	6/18/14	61,649	61,718	(69)
	British Pound	Sell	6/18/14	61,649	61,627	(22)
	Canadian Dollar	Sell	4/16/14	22,606	22,430	(176)
	Euro	Buy	6/18/14	48,349	48,326	23
	Indian Rupee	Buy	5/21/14	12,927	11,837	1,090
	Mexican Peso	Buy	4/16/14	11,140	11,011	129
	Mexican Peso	Sell	4/16/14	11,140	10,809	(331)
	New Zealand Dollar	Buy	4/16/14	24,099	23,476	623
	Norwegian Krone	Sell	6/18/14	5,711	5,473	(238)
	South African Rand	Buy	4/16/14	14,009	13,483	526
	South African Rand	Sell	4/16/14	14,009	12,981	(1,028)
	South Korean Won	Sell	5/21/14	396	412	16
	Swedish Krona	Buy	6/18/14	22,839	23,539	(700)
	Swiss Franc	Sell	6/18/14	12,111	12,057	(54)
Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	26,683	26,134	549
	British Pound	Sell	6/18/14	297,748	298,206	458
	Canadian Dollar	Sell	4/16/14	65,829	67,834	2,005
	Euro	Buy	6/18/14	23,417	23,576	(159)
	Euro	Sell	6/18/14	23,417	23,414	(3)
	Japanese Yen	Sell	5/21/14	10,206	10,344	138
	New Zealand Dollar	Buy	4/16/14	23,838	23,454	384
	Norwegian Krone	Sell	6/18/14	20,797	20,765	(32)
	Swedish Krona	Buy	6/18/14	23,101	23,331	(230)
	Swiss Franc	Sell	6/18/14	40,860	40,648	(212)
Goldman Sachs International
	Australian Dollar	Buy	4/16/14	46,511	44,799	1,712
	Australian Dollar	Sell	4/16/14	46,511	45,223	(1,288)
	British Pound	Buy	6/18/14	46,653	46,499	154
	British Pound	Sell	6/18/14	46,653	46,605	(48)
	Canadian Dollar	Sell	4/16/14	11,123	11,842	719
	Euro	Buy	6/18/14	44,217	44,325	(108)
	Japanese Yen	Sell	5/21/14	34,533	34,789	256
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	13,712	13,222	490
	Australian Dollar	Sell	4/16/14	13,712	13,159	(553)
	British Pound	Buy	6/18/14	23,660	23,612	48
	British Pound	Sell	6/18/14	23,660	23,576	(84)
	Canadian Dollar	Buy	4/16/14	45,032	45,103	(71)
	Canadian Dollar	Sell	4/16/14	45,032	45,642	610
	Japanese Yen	Sell	5/21/14	21,744	22,043	299
	Swedish Krona	Buy	6/18/14	21,928	22,005	(77)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	23,533	22,612	(921)
	British Pound	Buy	6/18/14	78,644	78,664	(20)
	British Pound	Sell	6/18/14	78,644	78,522	(122)
	Canadian Dollar	Sell	4/16/14	32,011	32,112	101
	Euro	Buy	6/18/14	48,212	48,571	(359)
	Hungarian Forint	Sell	6/18/14	13,577	13,386	(191)
	Indian Rupee	Buy	5/21/14	14,044	13,452	592
	Japanese Yen	Sell	5/21/14	45,297	45,861	564
	Mexican Peso	Buy	4/16/14	25,219	24,949	270
	New Taiwan Dollar	Sell	5/21/14	13,578	13,617	39
	New Zealand Dollar	Buy	4/16/14	24,012	23,165	847
	Norwegian Krone	Sell	6/18/14	20,481	20,497	16
	Singapore Dollar	Sell	5/21/14	1,510	1,490	(20)
	Swedish Krona	Buy	6/18/14	23,595	23,750	(155)
	Swedish Krona	Sell	6/18/14	23,595	23,555	(40)
	Swiss Franc	Sell	6/18/14	58,517	58,262	(255)
	Thai Baht	Sell	5/21/14	23,183	23,134	(49)
Royal Bank of Scotland PLC (The)
	British Pound	Buy	6/18/14	40,655	40,700	(45)
	British Pound	Sell	6/18/14	40,655	40,357	(298)
	Canadian Dollar	Buy	4/16/14	62,846	62,768	78
	Canadian Dollar	Sell	4/16/14	62,846	63,596	750
	Japanese Yen	Sell	5/21/14	1,602	1,573	(29)
	Mexican Peso	Buy	4/16/14	18,195	18,020	175
	Mexican Peso	Sell	4/16/14	18,195	18,148	(47)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	47,715	46,107	1,608
	Australian Dollar	Sell	4/16/14	47,715	46,051	(1,664)
	Brazilian Real	Buy	4/2/14	14,279	13,197	1,082
	Brazilian Real	Sell	4/2/14	14,279	13,356	(923)
	British Pound	Buy	6/18/14	94,140	93,912	228
	Canadian Dollar	Sell	4/16/14	46,478	46,891	413
	Euro	Buy	6/18/14	29,340	29,355	(15)
	Japanese Yen	Sell	5/21/14	215,656	218,402	2,746
	Mexican Peso	Buy	4/16/14	4,484	4,436	48
	Mexican Peso	Sell	4/16/14	4,484	4,371	(113)
	New Taiwan Dollar	Sell	5/21/14	13,582	13,615	33
	New Zealand Dollar	Buy	4/16/14	47,937	47,102	835
	Norwegian Krone	Sell	6/18/14	2,798	2,810	12
	Singapore Dollar	Sell	5/21/14	37,444	36,969	(475)
	Swedish Krona	Buy	6/18/14	23,641	23,873	(232)
	Swedish Krona	Sell	6/18/14	23,641	23,580	(61)
	Swiss Franc	Sell	6/18/14	17,657	17,581	(76)
UBS AG
	Australian Dollar	Buy	4/16/14	23,070	22,401	669
	Australian Dollar	Sell	4/16/14	23,070	21,704	(1,366)
	British Pound	Buy	6/18/14	57,816	57,701	115
	Canadian Dollar	Sell	4/16/14	39,335	40,559	1,224
	Euro	Buy	6/18/14	20,111	20,096	15
	Euro	Sell	6/18/14	20,111	20,059	(52)
	Japanese Yen	Sell	5/21/14	60,431	61,208	777
	Mexican Peso	Buy	4/16/14	11,140	10,963	177
	Mexican Peso	Sell	4/16/14	11,140	10,812	(328)
	Norwegian Krone	Sell	6/18/14	20,797	20,763	(34)
	South African Rand	Buy	4/16/14	14,018	13,492	526
	South African Rand	Sell	4/16/14	14,018	13,073	(945)
	Swedish Krona	Buy	6/18/14	22,932	23,008	(76)
	Swiss Franc	Sell	6/18/14	30,673	30,530	(143)
WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	23,348	22,278	1,070
	British Pound	Buy	6/18/14	46,487	46,323	164
	British Pound	Sell	6/18/14	46,487	46,423	(64)
	Canadian Dollar	Sell	4/16/14	19,351	20,032	681
	Euro	Buy	6/18/14	65,844	65,964	(120)

Total						$14,150

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond 10 yr (Short)	9	$1,057,775	Jun-14	$(3,370)
Euro-CAC 40 Index (Short)	1	60,493	Apr-14	(2,166)
FTSE 100 Index (Short)	5	545,450	Jun-14	(6,871)
IBEX 35 Index (Long)	2	284,182	Apr-14	12,950
S&P 500 Index E-Mini (Long)	2	186,460	Jun-14	386
S&P Mid Cap 400 Index E-Mini (Long)	7	$962,430	Jun-14	2,615
SPI 200 Index (Short)	1	125,037	Jun-14	(885)
U.S. Treasury Note 5 yr (Short)	4	475,813	Jun-14	2,296
U.S. Treasury Note 10 yr (Short)	5	617,500	Jun-14	2,178

Total				$7,133

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/14 (premiums $40,780) (Unaudited)

Counterparty
Fixed right or obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18
	Jun-14/6.00	229,000	39,347

Total			$39,347

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $14,850) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

S&P 500 Index (Call)	Apr-14/$1930.00	$265	$33
SPDR S&P 500 ETF Trust (Call)	Apr-14/191.00	11,641	8,498
SPDR S&P 500 ETF Trust (Call)	Apr-14/190.00	2,914	2,230
SPDR S&P 500 ETF Trust (Call)	Apr-14/192.00	14,715	2,649
SPDR S&P 500 ETF Trust (Call)	Apr-14/189.00	3,110	1,664

Total			$15,074

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Bank of America N.A.

(2.60)/3 month USD-LIBOR-BBA/Jan-25 (Written)	Jan-15/2.60	$162,100	$(965)
JPMorgan Chase Bank N.A.

(2.60)/3 month USD-LIBOR-BBA/Feb-25 (Written)	Feb-15/2.60	81,100	(491)

Total			$(1,456)

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$4,017,500	(E)	$8,199	6/18/16	3 month USD-LIBOR-BBA	0.75%	$2,784
	740,600	(E)	6,612	6/18/19	3 month USD-LIBOR-BBA	2.00%	5,024
	799,500	(E)	5,327	6/18/24	3 month USD-LIBOR-BBA	3.00%	801
	92,700	(E)	(2,450)	6/18/44	3 month USD-LIBOR-BBA	3.75%	653
	35,300		—	3/27/24	3 month USD-LIBOR-BBA	2.87%	(77)

	Total		$17,688	$9,185
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
	$18,323	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(16)
	18,323	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(16)
	27,808	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(13)
	240,000	—	7/19/23	(2.585%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(5,232)
baskets	34,769	—	3/15/15	(3 month USD-LIBOR-BBA plus 0.10%)	A basket (MLTRFCF3) of common stocks	103,121
units	911	—	3/13/15	3 month USD-LIBOR-BBA minus 0.07%	Russell 1000 Total Return Index	(75,975)
Barclays Bank PLC
	$3,500	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1)
	236,787	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(208)
	19,679	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(9)
	27,808	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(13)
	29,034	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	22
	18,760	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	14
	10,695	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(5)
	22,335	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(91)
	240,000	—	7/19/23	(2.569%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(4,495)
	13,638	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	11
units	1,815	—	10/29/14	(0.15%)	Barclay's EX-US QMA USD Excess Return Index	(1,429)
units	5,289	—	10/29/14	(0.10%)	Barclay's QMA US Excess Return Index	(3,568)
Citibank, N.A.
	$11,745	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(10)
	38,931	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	18
baskets	9,310	—	1/6/15	3 month USD-LIBOR-BBA minus 0.70%	A basket (CGPUTS24) of common stocks	9,219
baskets	7	—	12/19/14	(3 month USD-LIBOR-BBA plus 0.15%)	A basket (CGPUTQL2) of common stocks	5,573
shares	3,231	—	1/30/15	1 month USD-LIBOR plus 0.50%	Carlyle Group LP	(3,709)
shares	1,241	—	1/30/15	1 month USD-LIBOR less 0.55%	Apollo Global Management, LLC	(498)
shares	3,624	—	1/30/15	1 month USD-LIBOR less 0.55%	Apollo Global Management, LLC	1,379
shares	1,099	—	1/30/15	1 month USD-LIBOR plus 0.50%	Carlyle Group LP	(926)
units	164	—	12/19/14	3 month USD-LIBOR-BBA minus 0.10%	Russell 1000 Total Return Index	(4,528)
units	85	(2,773)	1/23/15	3 month USD-LIBOR-BBA minus 3.00%	MSCI Daily TR Net Emerging Markets Indonesia USD	(20,481)
Credit Suisse International
	$589,609	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	332
	120,000	—	7/19/23	(2.57%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(2,437)
	70,161	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	32
	6,417	—	1/12/41	(4.50%) 1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	3
	32,607	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	24
	32,919	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	27
	28,687	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	24
	151,423	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	112
Deutsche Bank AG
	942,000	—	1/24/24	(2.545%)	USA Non Revised Consumer Price Index- Urban (CPI-U)	(9,071)
EUR	383	—	1/21/15	(3 month EUR-EURIBOR-REUTERS minus 0.16%)	STOXX 600 Banks Supersector Return Index EUR	(181)
units	227	—	1/26/15	3 month USD-LIBOR-BBA minus 0.20%	MSCI Daily TR Net Emerging Markets Brazil USD	(12,676)
units	471	—	1/26/15	3 month USD-LIBOR-BBA minus 0.30%	MSCI Daily TR Net Emerging Markets Turkey USD	(20,724)
units	207	—	1/26/15	3 month USD-LIBOR-BBA minus 0.35%	MSCI Daily TR Net Emerging Markets South Africa USD	(12,304)
Goldman Sachs International
	$8,168	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3)
	8,168	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3)
	46,631	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(21)
	4,037	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(4)
	45,572	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(40)
	32,671	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13)
	12,835	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5)
	27,808	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(13)
JPMorgan Chase Bank N.A.
	15,034	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13)
	16,685	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(8)
UBS AG
baskets	10,826	—	5/19/14	(3 month USD-LIBOR-BBA plus 0.90%)	A basket (UBSEMBSK) of common stocks	40,835
shares	10,025	—	2/6/15	1 month USD-LIBOR-BBA minus 0.75%	iShares MSCI Emerging Markets Index	(9,896)
shares	108	—	5/19/14	3 month USD-LIBOR-BBA plus 0.10%	MSCI Emerging Markets TR Net USD	(1,878)
units	1,153	—	5/19/14	3 month USD-LIBOR-BBA plus 0.20%	MSCI Emerging Markets TR Net USD	(17,525)
units	1,325	—	5/19/14	3 month USD-LIBOR-BBA plus 0.10%	MSCI Emerging Markets TR Net USD	(20,180)

Total		$(2,773)	$(67,472)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$68	$1,000	5/11/63	300 bp	$55
	CMBX NA BBB- Index	BBB-/P	121	2,000	5/11/63	300 bp	94
	CMBX NA BBB- Index	BBB-/P	228	4,000	5/11/63	300 bp	175
	CMBX NA BBB- Index	BBB-/P	247	4,000	5/11/63	300 bp	194
	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	887	8,000	5/11/63	300 bp	780
	Credit Suisse International
	CMBX NA BBB- Index	BBB-/P	452	4,000	5/11/63	300 bp	399
	CMBX NA BBB- Index	BBB-/P	310	4,000	5/11/63	300 bp	256
	CMBX NA BBB- Index	BBB-/P	263	4,000	5/11/63	300 bp	210
	CMBX NA BBB- Index	BBB-/P	122	4,000	5/11/63	300 bp	68
	CMBX NA BBB- Index	BBB-/P	70	4,000	5/11/63	300 bp	17
	CMBX NA BBB- Index	BBB-/P	58	5,000	5/11/63	300 bp	(9)
	CMBX NA BBB- Index	BBB-/P	364	5,000	5/11/63	300 bp	298
	CMBX NA BBB- Index	BBB-/P	246	6,000	5/11/63	300 bp	166
	CMBX NA BBB- Index	BBB-/P	536	7,000	5/11/63	300 bp	443
	CMBX NA BB Index	—	(94)	18,000	5/11/63	(500 bp)	216
	CMBX NA BB Index	—	(175)	10,000	5/11/63	(500 bp)	(2)
	CMBX NA BB Index	—	(55)	6,000	5/11/63	(500 bp)	49
	CMBX NA BB Index	—	(194)	10,000	5/11/63	(500 bp)	(22)
	CMBX NA BBB- Index	BBB-/P	86	1,000	5/11/63	300 bp	73
	CMBX NA BBB- Index	BBB-/P	191	4,000	5/11/63	300 bp	138
	CMBX NA BBB- Index	BBB-/P	348	4,000	5/11/63	300 bp	295
	CMBX NA BBB- Index	BBB-/P	119	5,000	5/11/63	300 bp	52
	CMBX NA BBB- Index	BBB-/P	472	25,000	5/11/63	300 bp	139
	CMBX NA BBB- Index	BBB-/P	541	25,000	5/11/63	300 bp	208
	CMBX NA BBB- Index	BBB-/P	4,689	44,000	5/11/63	300 bp	4,103
	CMBX NA BBB- Index	BBB-/P	2,448	100,000	5/11/63	300 bp	1,115
	CMBX NA BBB- Index	—	(282)	6,000	1/17/47	(300 bp)	(64)
	CMBX NA BBB- Index	—	(351)	6,000	1/17/47	(300 bp)	(134)
	CMBX NA BBB- Index	—	(339)	6,000	1/17/47	(300 bp)	(122)
	CMBX NA BBB- Index	—	(365)	6,000	1/17/47	(300 bp)	(148)

	Total		$11,011	$9,042

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
			received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	NA HY Series 22 Index	B+/P	$(29,476)	$415,000	6/20/19	500 bp	$1,628
	NA HY Series 22 Index	B+/P	(12,114)	170,000	6/20/19	500 bp	628
	NA HY Series 22 Index	B+/P	(70,926)	1,000,000	6/20/19	500 bp	4,024
	NA HY Series 22 Index	B+/P	(31,792)	450,000	6/20/19	500 bp	1,934
	NA HY Series 22 Index	B+/P	(111,280)	1,545,000	6/20/19	500 bp	4,518

	Total		$(255,588)	$12,732

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's currency abbreviations
EUR	Euro
Key to holding's abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2014 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $23,604,734.
(CLN)	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note's value relative to the change in the underlying index.
(b)	The aggregate identified cost on a tax basis is $23,931,203, resulting in gross unrealized appreciation and depreciation of $995,810 and $195,277, respectively, or net unrealized appreciation of $800,533.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund *	$3,270,151	$3,077,306	$2,825,924	$787	$3,521,533
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $7,047,980 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap options contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $67,666 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$217,367	$—	$—
Capital goods	209,942	—	—
Communication services	132,822	—	—
Conglomerates	130,428	130,332	—
Consumer cyclicals	1,062,997	—	—
Consumer staples	657,379	95,912	—
Energy	566,899	—	—
Financials	1,074,139	—	—
Health care	836,143	—	—
Technology	886,060	—	—
Transportation	266,221	—	—
Utilities and power	205,424	—	—
Total common stocks	6,245,821	226,244	—
Commodity linked notes	$—	$667,960	$—
Investment companies	317,781	—	—
Mortgage-backed securities	—	2,646,097	—
Purchased options outstanding	—	112,996	—
U.S. government and agency mortgage obligations	—	1,006,016	—
Short-term investments	3,521,533	9,987,288	—

Totals by level	$10,085,135	$14,646,601	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$14,150	$—
Futures contracts	7,133	—	—
Written options outstanding	—	(15,074)	—
Written swap options outstanding	—	(39,347)	—
Forward premium swap option contracts	—	(1,456)	—
Interest rate swap contracts	—	(8,503)	—
Total return swap contracts	—	(64,699)	—
Credit default contracts	—	266,351	—

Totals by level	$7,133	$151,422	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$269,948	$3,597
Foreign exchange contracts	36,066	21,916
Equity contracts	289,074	268,048
Interest rate contracts	8,196	38,172

Total	$603,284	$331,733

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)				$34,000
Purchased swap option contracts (contract amount)				—*
Written equity option contracts (contract amount)				$31,000
Written swap option contracts (contract amount)				$350,000
Futures contracts (number of contracts)				30
Forward currency contracts (contract amount)				$6,600,000
Centrally cleared interest rate swap contracts (notional)				$5,900,000
OTC total return swap contracts (notional)				$18,100,000
OTC credit default swap contracts (notional)				$280,000
Centrally cleared credit defult rate swap contracts (notional)				$3,300,000
* For the reporting period, the transactions were minimal.

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.
		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merril Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$—	$12,190	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12,190
	OTC Total return swap contracts*#	103,121	47	—	16,189	554	—	—	—	—	—	—	—	40,835	—	160,746
	OTC Credit default swap contracts*#	—	—	—	—	1,628	—	—	—	—	—	—	—	—	—	1,628
	Centrally cleared credit default swap contracts§	—	—	15,801	—	—	—	—	—	—	—	—	—	—	—	15,801
	Futures contracts§	—	—	—	—	—	—	—	—	—	20,759	—	—	—	—	20,759
	Forward currency contracts#	1,271	5,121	—	2,765	3,232	3,534	2,841	1,447	2,429	—	1,003	7,005	3,503	1,915	36,066
	Purchased options#	19,532	—	—	—	—	93,464	—	—	—	—	—	—	—	—	112,996

	Total Assets	$123,924	$5,168	$27,991	$18,954	$5,414	$96,998	$2,841	$1,447	$2,429	$20,759	$1,003	$7,005	$44,338	$1,915	$360,186
	Liabilities:
	Centrally cleared interest rate swap contracts§	$—	$—	$14,128	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14,128
	OTC Total return swap contracts*#	81,252	9,819	—	27,379	2,437	54,956	102	—	21	—	—	—	49,479	—	225,445
	OTC Credit default swap contracts*#	146	107	—	—	3,344	—	—	—	—	—	—	—	—	—	3,597
	Centrally cleared credit default swap contracts§	—	—	6,413	—	—	—	—	—	—	—	—	—	—	—	6,413
	Futures contracts§	—	—	—	—	—	—	—	—	—	1,108	—	—	—	—	1,108
	Forward currency contracts#	166	3,625	—	2,064	3,958	636	1,444	785	2,132	—	419	3,559	2,944	184	21,916
	Forward premium swap option contracts#	965	—	—	—	—	—	—	—	491	—	—	—	—	—	1,456
	Written options#	15,074	—	—	—	—	—	—	—	39,347	—	—	—	—	—	54,421

	Total Liabilities	$97,603	$13,551	$20,541	$29,443	$9,739	$55,592	$1,546	$785	$41,991	$1,108	$419	$3,559	$52,423	$184	$328,484

	Total Financial and Derivative Net Assets	$26,321	$(8,383)	$7,450	$(10,489)	$(4,325)	$41,406	$1,295	$662	$(39,562)	$19,651	$584	$3,446	$(8,085)	$1,731	$31,702
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
	Net amount	$26,321	$(8,383)	$7,450	$(10,489)	$(4,325)	$41,406	$1,295	$662	$(39,562)	$19,651	$584	$3,446	$(8,085)	$1,731	$31,702

*	Excludes premiums, if any.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown.
§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: May 29, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: May 29, 2014